SERENA & LILY
Hello Chicago

ACADIA REALTY TRUST

SUPPLEMENTAL REPORTING INFORMATION

Q2 2018

Table of Contents

Section I - Second Quarter 2018 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	34
Transactional Activity	16	Fund Properties	35
2018 Guidance	17	Fund Lease Expirations	38
Net Asset Valuation Information	18	Fund Development and Redevelopment Activity	39
Selected Financial Ratios	19
Debt Analysis
Summary	21
Detail	22
Maturities	25	Important Notes	40

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2018

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Daniel Busch - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	dbusch@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Supplemental Report - June 30, 2018	3

Market Capitalization
(including pro-rata share of Fund debt, in thousands)
									Weighted Average
	Total Market Capitalization ($)%			Capitalization Based on Net Debt[1]	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	81,503				Balance at 12/31/2017	83,708	4,716	88,424
Common Operating Partnership ("OP") Units	4,958				Other	11	289	300
Combined Common Shares and OP Units	86,461				Share repurchases	(1,304)	—	(1,304)
					OP Conversions	36	(36)	—
Share Price at June 30, 2018	$27.37				Balance at 3/31/2018	82,451	4,969	87,420	83,438	83,438	89,067	89,067
					Other	13	18	31
Equity Capitalization - Common Shares and OP Units	$2,366,438				Share repurchases	(990)	—	(990)
Preferred OP Units	13,667	[2]			OP Conversions	29	(29)	—
Total Equity Capitalization	2,380,105		72%	72%	Balance at 6/30/2018	81,503	4,958	86,461	81,756	82,592	87,485	88,272

Debt Capitalization
Consolidated debt	1,472,866
Adjustment to reflect pro-rata share of debt	(554,994)
Total Debt Capitalization	917,872		28%	28%

Total Market Capitalization	$3,297,977	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $5,864 and pro-rata share of Funds cash of $4,770, for total cash netted against debt of $10,634.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

Supplemental Report - June 30, 2018	4

Income Statements
(in thousands)

	June 30, 2018 [1]
	Quarter	Year to Date
CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$51,322	$102,101
Expense reimbursements	10,598	21,806
Other	1,649	2,786
Total revenues	63,569	126,693
Operating expenses
Depreciation and amortization	29,503	58,079
General and administrative	7,907	16,377
Real estate taxes	7,031	15,990
Property operating	12,524	22,862
Other operating	305	385
Total operating expenses	57,270	113,693
Operating income	6,299	13,000
Equity in earnings of unconsolidated affiliates	5,019	6,703
Interest income	3,289	7,026
Interest expense	(16,915)	(32,805)
Loss from continuing operations before income taxes	(2,308)	(6,076)
Income tax benefit (provision)	5	(387)
Loss from continuing operations	(2,303)	(6,463)
Gain on disposition of properties, net of tax	33	33
Net loss	(2,270)	(6,430)
Net loss attributable to noncontrolling interests	9,935	21,514
Net income attributable to Acadia	$7,665	$15,084

Supplemental Report - June 30, 2018	5

Income Statement - Detail
(in thousands)

	June 30, 2018 [1]
	Quarter	Year to Date

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$45,489	$90,973
Percentage rents	89	288
Expense reimbursements - CAM	5,077	9,527
Expense reimbursements - Taxes	5,521	12,278
Other property income	1,158	1,683
Total Property Revenues	57,334	114,749

PROPERTY EXPENSES
Property operating - CAM	8,693	16,478
Other property operating (Non-CAM)	3,478	5,927
Real estate taxes	7,031	15,990
Total Property Expenses	19,202	38,395

NET OPERATING INCOME - PROPERTIES	38,132	76,354

OTHER INCOME (EXPENSE)
Interest income	3,289	7,026
Straight-line rent income	2,203	4,637
Above/below-market rent	3,393	6,059
Interest expense [2]	(14,824)	(28,617)
Amortization of finance costs	(1,367)	(2,742)
Above/below-market interest expense	26	52
Asset and property management expense	(430)	(709)
Other income/expense	100	603
Transaction costs	(81)	(161)
Capital lease interest	(750)	(1,498)
CORE PORTFOLIO AND FUND INCOME	29,691	61,004

FEE INCOME
Asset and property management fees	229	444
Promote income from funds, net	—	—
Net promote and other transactional income	—	—
Transactional fees [3]	162	228
Income tax benefit (provision)	5	(387)
Total Fee Income	396	285

General and Administrative	(7,907)	(16,377)

Depreciation and amortization	(29,396)	(57,861)
Non-real estate depreciation and amortization	(107)	(218)
Gain on disposition of properties	34	34
Loss before equity in earnings and noncontrolling interests	(7,289)	(13,133)

Equity in earnings of unconsolidated affiliates	5,019	6,703
Noncontrolling interests	9,935	21,514

NET INCOME ATTRIBUTABLE TO ACADIA	$7,665	$15,084

Supplemental Report - June 30, 2018	6

Income Statement - Pro Rata Adjustments
(in thousands)

	Quarter Ended June 30, 2018		Year-to-Date June 30, 2018
	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(13,382)	$7,704	$(26,721)	$14,995
Percentage rents	(66)	55	(179)	112
Expense reimbursements - CAM	(1,638)	751	(3,194)	1,431
Expense reimbursements - Taxes	(1,598)	1,317	(2,938)	2,667
Other property income	(531)	79	(766)	127
Total Property Revenues	(17,215)	9,906	(33,798)	19,332

PROPERTY EXPENSES
Property operating - CAM	(3,848)	482	(7,181)	1,305
Other property operating (Non-CAM)	(1,330)	221	(2,628)	475
Real estate taxes	(2,392)	1,664	(4,741)	3,079
Total Property Expenses	(7,570)	2,367	(14,550)	4,859

NET OPERATING INCOME - PROPERTIES	(9,645)	7,539	(19,248)	14,473

OTHER INCOME (EXPENSE)
Interest income	(1,653)	5	(3,181)	5
Straight-line rent income	(1,489)	667	(2,937)	1,080
Above/below-market rent	(1,411)	187	(2,118)	405
Interest expense	8,187	(2,205)	15,674	(4,251)
Amortization of finance costs	970	(197)	1,908	(355)
Above/below-market interest expense	—	21	—	42
Asset and property management expense	282	(80)	564	(324)
Other income/expense	(105)	72	(443)	395
Transaction costs	64	—	64	—
Capital lease interest	—	—	—	—
CORE PORTFOLIO AND FUND INCOME	(4,800)	6,009	(9,717)	11,470

FEE INCOME
Asset and property management fees	4,047	70	7,953	148
Promote income from funds, net	—	—	158	—
Net promote and other transactional income	(2,462)	3,262	(2,462)	3,262
Transactional fees	1,179	19	2,513	82
Income tax provision	43	(14)	71	(19)
Total Fee Income	2,807	3,337	8,233	3,473

General and Administrative	392	(43)	689	(86)

Depreciation and amortization	12,094	(4,284)	23,344	(8,154)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	(57)	—	(57)	—
Income before equity in earnings and noncontrolling interests	10,436	5,019	22,492	6,703

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(501)	—	(978)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$9,935	$5,019	$21,514	$6,703

Supplemental Report - June 30, 2018	7

Consolidated Balance Sheet [7]
(in thousands)
	Consolidated
	Balance
	Sheet
ASSETS	As Reported	Line Item Details:
Real estate
Land	$667,759
Buildings and improvements	2,583,665
Construction in progress	27,439
Properties under capital lease	76,965	The components of Real estate under development, at cost are as follows:
	3,355,828
Less: accumulated depreciation	(378,272)
Operating real estate, net	2,977,556	Fund II	$5,812
Real estate under development	192,215	Fund III	76,826
Net investments in real estate	3,169,771	Fund IV	83,684
Notes receivable, net	109,209	Core	25,893
Investments in and advances to unconsolidated affiliates	306,616
Lease intangibles, net	114,982	Total	$192,215
Other assets, net	92,601
Cash and cash equivalents	17,330
Straight-line rents receivable, net	39,794
Rents receivable, net	16,709	Summary of other assets, net:
Restricted cash	13,756
		Deferred charges, net	$27,082
Total Assets	$3,880,768	Prepaid expenses	16,557
		Other receivables	5,287
LIABILITIES AND SHAREHOLDERS' EQUITY		Accrued interest receivable	14,075
		Deposits	4,543
Mortgage and other notes payable, net	$981,567	Due from seller	4,300
Unsecured notes payable, net	465,687	Deferred tax assets	1,089
Unsecured line of credit	14,000	Derivative financial instruments	12,246
Accounts payable and other liabilities	97,143	Due from related parties	1,667
Lease intangibles, net	100,038	Corporate assets	2,184
Capital lease obligation	70,857	Income taxes receivable	3,571
Dividends and distributions payable	23,719
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,208	Total	$92,601

Total Liabilities	1,768,219
Shareholders' equity		Summary of accounts payable and other liabilities:
Common shares	82
Additional paid-in capital	1,543,651	Accounts payable and accrued expenses	$53,094
Accumulated other comprehensive income	10,138	Deferred income	30,824
Distributions in excess of accumulated earnings	(61,196)	Tenant security deposits, escrow and other	10,428
Total Acadia shareholders' equity	1,492,675	Derivative financial instruments	794
Noncontrolling interests	619,874	Income taxes payable	32
Total Shareholders' Equity	2,112,549	Other	1,971

Total Liabilities and Shareholders' Equity	$3,880,768	Total	$97,143

Supplemental Report - June 30, 2018	8

Pro-Rata Balance Sheet Adjustments [7]
(in thousands)

	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
ASSETS
Real estate
Land	$(157,824)	$86,049
Buildings and improvements	(837,644)	359,222
Construction in progress	(14,462)	213
Properties under capital lease	—	—
	(1,009,930)	445,484
Less: accumulated depreciation	50,010	(60,610)
Operating real estate, net	(959,920)	384,874
Real estate under development	(124,759)	623
Net investments in real estate	(1,084,679)	385,497
Notes receivable, net	(39,456)	—
Investments in and advances to unconsolidated affiliates	(56,460)	(249,636)
Lease intangibles, net	(37,282)	11,629
Other assets, net	(11,173)	19,256
Cash and cash equivalents	(11,361)	4,665
Straight-line rents receivable, net	(11,810)	5,303
Rents receivable, net	(3,096)	2,051
Restricted cash	(10,232)	613

Total Assets	$(1,265,549)	$179,378

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable, net	$(621,190)	$162,333
Unsecured notes payable, net	(88,588)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(45,019)	21,634
Lease intangibles, net	(22,262)	10,619
Capital lease obligation	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,208)

Total Liabilities	(777,059)	179,378
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders' equity	—	—
Noncontrolling interests	(488,490)	—
Total Shareholders' Equity	(488,490)	—

Total Liabilities and Shareholders' Equity	$(1,265,549)	$179,378

Supplemental Report - June 30, 2018	9

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.3 million for the quarter and $2.9 million year to date.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.5 million for the quarter and $1.0 million for the year-to-date period ended June 30, 2018.

7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

Supplemental Report - June 30, 2018	10

Funds from Operations ("FFO") [1]
(in thousands)

	Quarter Ended	Quarter Ended	Year to Date
Funds from operations ("FFO"):	March 31, 2018	June 30, 2018	June 30, 2018

Net Income	$7,419	$7,665	$15,084
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,085	21,586	42,671
Gain on disposition of depreciable properties (net of noncontrolling interest share)	—	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	612	633	1,245
FFO to Common Shareholders and Common OP Unit holders	$29,116	$29,884	$59,000

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$29,116	$29,884	$59,000
Straight-line rent, net	(1,399)	(1,381)	(2,780)
Above/(below)-market rent	(2,177)	(2,169)	(4,346)
Amortization of finance costs	595	594	1,189
Above/below-market interest	(47)	(47)	(94)
Non-real estate depreciation	111	107	218
Leasing commissions	(212)	(632)	(844)
Tenant improvements	(1,224)	(2,211)	(3,435)
Capital expenditures	(957)	(152)	(1,109)
AFFO to Common Shareholders and Common OP Unit holders	$23,806	$23,993	$47,799

Total weighted average diluted shares and OP Units	89,067	87,485	88,272

Diluted FFO per Common share and OP Unit:
FFO	$0.33	$0.34	$0.67

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Supplemental Report - June 30, 2018	11

EBITDA
(in thousands)

	Quarter Ended June 30, 2018			Year to Date June 30, 2018
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME ATTRIBUTABLE TO ACADIA	$9,122	$(1,457)	$7,665	$17,998	$(2,914)	$15,084

Adjustments:
Depreciation and amortization	18,123	3,570	21,693	36,527	6,362	42,889
Interest expense	6,763	2,079	8,842	13,084	4,110	17,194
Amortization of finance costs	315	279	594	635	554	1,189
Above/below-market interest	(47)	—	(47)	(94)	—	(94)
Gain on disposition of properties	—	23	23	—	23	23
Transaction costs	—	17	17	80	17	97
Provision for income taxes	(47)	13	(34)	313	22	335
Noncontrolling interest - OP	501	—	501	978	—	978

EBITDA	$34,730	$4,524	$39,254	$69,521	$8,174	$77,695

Supplemental Report - June 30, 2018	12

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter Ended			Year to Date
			Change			Change
	June 30, 2018	June 30, 2017	Favorable/(Unfavorable)	June 30, 2018	June 30, 2017	Favorable/(Unfavorable)

Summary
Minimum rents	$33,448	$33,086	1.1%	$66,122	$65,936	0.3%
Expense reimbursements	9,338	8,759	6.6%	18,250	18,240	0.1%
Other property income	234	396	(40.9)%	577	601	(4.0)%

Total Revenue	43,020	42,241	1.8%	84,949	84,777	0.2%

Expenses
Property operating - CAM & Real estate taxes	10,732	9,993	(7.4)%	21,197	20,526	(3.3)%
Other property operating (Non-CAM)	735	931	21.1%	1,346	1,755	23.3%

Total Expenses	11,467	10,924	(5.0)%	22,543	22,281	(1.2)%

Same Property NOI - Core properties	$31,553	$31,317	0.8%	$62,406	$62,496	(0.1)%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	1,899	2,295		4,130	4,252
Core NOI	$33,452	$33,612		$66,536	$66,748

Other same property information
Physical Occupancy	95.3%	95.5%
Leased Occupancy	95.7%	95.7%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Supplemental Report - June 30, 2018	13

Fee Income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date June 30, 2018
Asset and property management fees	$1,052	$1,336	$2,563	$3,452	$142	$8,545
Transactional fees	368	606	1,068	571	210	2,823
Total fees	$1,420	$1,942	$3,631	4,023	$352	$11,368

Quarter Ended June 30, 2018
Asset and property management fees	$596	$649	$1,278	$1,760	$63	$4,346
Transactional fees	115	406	299	409	131	1,360
Total fees	$711	$1,055	$1,577	2,169	$194	$5,706

Quarter Ended March 31, 2018
Asset and property management fees	$456	$687	$1,285	$1,692	$79	$4,199
Transactional fees	253	200	769	162	79	1,463
Total fees	$709	$887	$2,054	1,854	$158	$5,662

Supplemental Report - June 30, 2018	14

Structured Financing Portfolio
(in thousands)

	March 31, 2018			Current Period					Stated	Effective
	Principal	Accrued			Repayments /	Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Conversions	Principal [1]	Interest	June 30, 2018	Rate	Rate	Dates

First mortgage notes	$56,475	$3,214	$59,689	$—	$—	$56,475	$3,426	$59,901	7.44%	7.44%	Apr-19 to Apr-20

Total Core notes receivable	$56,475	$3,214	$59,689	$—	$—	$56,475	$3,426	$59,901	7.44%	7.44%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$56,475
Pro-rata share of Fund loans						13,278

Total Pro-rata Notes Receivable						$69,753

Supplemental Report - June 30, 2018	15

Transactional Activity
(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS

Fund V:
Trussville	Trussville, AL	Wal-Mart, Regal Cinemas	February 21, 2018	$45,200	100.00%	$45,200	$9,085

				$45,200		$45,200	$9,085

DISPOSITIONS
Fund II:
Sherman Avenue	New York, NY		April 17, 2018	$26,000	99.10%	$25,766	$7,300
				26,000		25,766	7,300

Fund IV:
Broughton Street Portfolio (2 properties)	Savannah, GA		January 18, 2018	7,950	50.00%	3,975	919
				7,950		3,975	919

				$33,950		$29,741	$8,219

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Core:
55-57 Spring Street	Redemption		January 24, 2018	$(26,000)	100.00%	$—	$(26,000)
135 East 65th	Advance		March 16, 2018	2,801	100.00%	—	2,801
Town Center	Conversion		March 28, 2018	(22,021)	100.00%	—	(22,021)

				$(45,220)		$—	$(45,220)

Supplemental Report - June 30, 2018	16

2018 Guidance

The Company reaffirms that its 2018 annual earnings per share will range from $0.37 to $0.48 and 2018 FFO per share will range from $1.33 to $1.45.

Supplemental Report - June 30, 2018	17

Net Asset Valuation Information
(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership percentage	N/A	28.3%	24.5%	23.1%	20.1%

Current Quarter Fund Level NOI
Net Operating Income [1]	$33,452	N/A	$785	$6,702	$4,716
Less:
(Income) loss from properties sold or under contract	—	N/A	(51)	—	—
(Income) loss from pre-stabilized assets [2]	—	N/A	(745)	(2,034)	—
(Income) loss from development projects [3]	—	N/A	11	(392)	—
Net Operating Income of stabilized assets	$33,452	N/A	$—	$4,276	$4,716

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$13,537	$61,573	$—
Development and redevelopment projects [4]	30,200	N/A	16,565	24,993	—
Total Costs to Date	$30,200	N/A	$30,102	$86,566	$—

Debt (Pro Rata)	$696,826	N/A	$13,211	$102,055	$35,651

Capital Lease (Pro Rata)	$70,857	N/A	$—	$—	$—
__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $529.5 million and debt of $260.7 million.

3.
Consists of the following projects for Fund III: 640 Broadway, 654 Broadway and Nostrand; Fund IV: Paramus Plaza, 210 Bowery, Broughton Street Portfolio, 801 Madison, 27 E 61st Street, 938 West North, 1964 Union Street, 17 East 71st Street, 1035 Third Avenue and Eden Square.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.

Supplemental Report - June 30, 2018	18

Selected Financial Ratios
(in thousands)

	Quarter Ended				Year to Date					Quarter Ended
	June 30,				June 30,					June 30, 2018		March 31, 2018
	2018		2017		2018		2017
COVERAGE RATIOS [1]									LEVERAGE RATIOS

Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$34,730		$39,229		$69,521		$79,826		Debt + Preferred Equity (Preferred O.P. Units)	$931,539		$929,234
Interest expense	6,763		7,226		13,084		14,305		Total Market Capitalization	3,297,977		3,079,766
Principal Amortization	892		1,267		1,993		2,546		Debt+Preferred Equity/Total Market Capitalization	28%		30%
Preferred Dividends [3]	135		138		270		277
Fixed-Charge Coverage Ratio - Core Portfolio	4.5	x	4.5	x	4.5	x	4.7	x

EBITDA divided by:	$39,254		$42,548		$77,695		$86,747		Debt [6]	$920,905		$908,354
Interest expense	8,842		8,437		17,194		16,431		Total Market Capitalization	3,297,977		3,079,766
Principal Amortization	1,136		1,457		2,481		2,919		Net Debt+Preferred Equity/Total Market Capitalization	28%		29%
Preferred Dividends	135		138		270		277
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.9	x	4.2	x	3.9	x	4.4	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.27		$0.26		$0.54		$0.52		Debt	$696,826		$697,718
									EBITDA	139,078		138,690
Dividends (Shares) & Distributions (OP Units) declared	$23,464		$23,341		$47,723		$46,702		Debt/EBITDA - Core Portfolio	5.0	x	5.0	x
FFO	29,884		33,257		59,000		68,741
FFO Payout Ratio	79%		70%		81%		68%		Debt [5]	$690,962		$685,592
									EBITDA	139,078		138,690
									Net Debt/EBITDA - Core Portfolio	5.0	x	4.9	x
Dividends (Shares) & Distributions (OP Units) declared	$23,464		$23,341		$47,723		$46,702
AFFO	23,993		28,401		47,799		58,202		Debt [4]	$917,872		$916,950
AFFO Payout Ratio	98%		82%		100%		80%		EBITDA	154,774		153,290
									Debt/EBITDA - Core Portfolio and Funds	5.9	x	6.0	x

									Debt [6]	$907,238		$896,070
									EBITDA	154,774		153,290
									Net Debt/EBITDA - Core Portfolio and Funds	5.9	x	5.8	x

Supplemental Report - June 30, 2018	19

__________

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3.	Represents preferred distributions on Preferred Operating partnership Units.

4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5.	Reflects debt net of the current Core Portfolio cash balance at end of period.

6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

Reconciliation of EBITDA to Adjusted EBITDA

Core EBITDA as reported	$34,730
Less promote for quarter	—
Adjusted Core EBITDA	34,730

Annualized Core EBITDA	138,920
Add: Annualized net Promote	158
Adjusted Annualized Core EBITDA	139,078

Funds EBITDA as reported	4,524
Less promote and other transactional income for quarter	(800)
Adjusted Fund EBITDA	3,724

Annualized Fund EBITDA	14,896
Add: Annualized net Promote	800
Adjusted annualized Fund EBITDA	15,696
Adjusted Annualized EBITDA Core and Funds	$154,774

Supplemental Report - June 30, 2018	20

Portfolio Debt - Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]										Reconciliation to Consolidated Debt as Reported
	Core Portfolio			Funds			Total				Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]

Fixed-Rate Debt [1]	$364,000	3.2%	4.8	$—	—%	—	$364,000	40%	3.2%	4.8	$—	$—	$364,000
Variable-Rate Debt [5]	—	—%	—	27,537	4.0%	1.8	27,537	3%	4.0%	1.8	88,588	—	116,125
								43%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	295,476	4.1%	7.5	99,442	4.4%	2.8	394,918	43%	4.2%	6.4	335,843	(115,985)	614,776
Variable-Rate Debt [5]	37,350	4.1%	5.7	94,067	4.7%	1.6	131,417	14%	4.5%	2.8	293,758	(47,210)	377,965
								57%

Total	$696,826	3.6%	6.0	$221,046	4.5%	2.1	$917,872	100%	3.8%	5.0	$718,189	$(163,195)	1,472,866
Unamortized premium													805
Net unamortized loan costs													(12,417)
Total													$1,461,254

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.

2.	Represents the Company's pro-rata share of debt based on its percent ownership.

3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.

4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.

6.	Based on debt maturity date without regard to swap expirations or available extension options.

Supplemental Report - June 30, 2018	21

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2018	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	7/1/2016	None
163 Highland Avenue		8,984	100.00%	8,984	4.66%	2/1/2024	None
Crossroads Shopping Center		66,805	49.00%	32,734	3.94%	10/6/2024	None
555 9th Street		60,000	100.00%	60,000	3.99%	1/1/2025	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)		16,718	50.00%	8,359	4.72%	12/10/2027	None
State & Washington		24,709	100.00%	24,709	4.40%	9/5/2028	None
239 Greenwich Avenue		27,000	75.00%	20,250	3.88%	1/10/2029	None
North & Kingsbury		12,745	100.00%	12,745	4.01%	11/5/2029	None
151 North State Street		14,032	100.00%	14,032	4.03%	12/1/2029	None
Concord & Milwaukee		2,765	100.00%	2,765	4.40%	6/1/2030	None
California & Armitage		2,594	100.00%	2,594	5.89%	4/15/2035	None
Unsecured interest rate swaps [1]		364,000	100.00%	364,000	3.17%	4.8 YRS
Secured interest rate swaps [1]		42,354	88.48%	37,475	3.59%	5.2 YRS

Sub-Total Fixed-Rate Debt		742,456		659,476	3.61%

Secured Variable-Rate Debt
28 Jericho Turnpike		14,162	100.00%	14,162	LIBOR+190	1/23/2023	None
60 Orange Street		7,395	98.00%	7,247	LIBOR+175	4/3/2023	None
Gotham Plaza		20,195	49.00%	9,896	LIBOR+160	6/10/2023	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	8/1/2023	None
330-340 River Street		11,520	100.00%	11,520	LIBOR+170	6/1/2026	None
Secured interest rate swaps [1]		(42,354)	88.48%	(37,475)	LIBOR+159	5.2 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		14,000	100.00%	14,000	LIBOR+135	3/31/2022	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	3/31/2023	None
Unsecured interest rate swaps [1]		(364,000)	100.00%	(364,000)	LIBOR+117	4.8 YRS

Sub-Total Variable-Rate Debt		170,918		37,350	LIBOR+212

Total Debt - Core Portfolio		$913,374		$696,826	3.64%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,341	4.75%	5/29/2020	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/1/2025	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	6/1/2026	None
1861 Union Street [4]	Fund IV	2,315	20.80%	482	3.40%	6/1/2026	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	8/23/2042	None
Interest rate swaps [1]	Funds II, IV & V	192,204	22.12%	42,513	4.12%	2.9 YRS
Sub-Total Fixed-Rate Debt		407,970		99,442	4.40%

Supplemental Report - June 30, 2018	22

Portfolio Debt - Detail
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2018	Percent	Amount	Rate	Maturity	Options
Variable-Rate Debt
210 Bowery	Fund IV	11,107	23.12%	2,568	LIBOR+275	8/1/2018	None
Promenade at Manassas [4]	Fund IV	24,678	22.78%	5,623	LIBOR+170	11/19/2018	None
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/2018	None
230/240 W. Broughton	Fund IV	10,060	11.56%	1,163	LIBOR+300	8/1/2018	None
Nostrand Avenue	Fund III	10,357	24.54%	2,542	LIBOR+265	8/1/2018	1 x 12 mos.
Paramus Plaza [4]	Fund IV	17,992	11.56%	2,080	LIBOR+170	2/20/2019	None
Lake Montclair	Fund IV	13,888	23.12%	3,211	LIBOR+215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	7/14/2019	2 x 12 mos.
938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	9/1/2019	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	40,825	23.12%	9,439	LIBOR+275	10/31/2019	None
Broughton Street Portfolio	Fund IV	21,688	23.12%	5,014	LIBOR+300	11/8/2019	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	66,617	23.12%	15,402	LIBOR+395	12/9/2019	2 x 12 mos.
640 Broadway [4]	Fund III	49,470	15.49%	7,663	LIBOR+465	1/9/2020	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,884	23.12%	5,522	LIBOR+160	2/14/2020	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	3/13/2020	None
650 Bald Hill Road	Fund IV	15,843	20.81%	3,297	LIBOR+265	4/27/2020	None
Acadia Strategic Opportunity Fund V, LLC	Fund V	39,300	20.10%	7,899	LIBOR+160	5/4/2020	None
Eden Square [4]	Fund IV	22,500	22.78%	5,127	LIBOR+215	6/1/2020	1 x 12 mos.
17 E. 71st Street	Fund IV	19,000	23.12%	4,393	LIBOR+190	6/9/2020	None
Cortlandt Crossing	Fund III	8,745	24.54%	2,146	LIBOR+300	6/19/2020	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	36,000	28.33%	10,199	LIBOR+165	9/20/2020	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/5/2020	None
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	LIBOR+215	1/24/2021	2 x 12 mos.
1035 Third Avenue	Fund IV	39,754	23.12%	9,191	LIBOR+235	1/27/2021	None
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	2/1/2021	2 x 12 mos.
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	6/5/2021	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	6/15/2021	2 x 12 mos.
Restaurants at Fort Point	Fund IV	6,313	23.12%	1,460	LIBOR+235	8/25/2021	None
CityPoint [4]	Fund II	19,445	26.67%	5,186	Prime+139	11/1/2021	None
3104 M Street [4,6]	Fund III	4,382	19.63%	860	Prime+50	12/10/2021	None
Airport Mall	Fund IV	5,545	23.12%	1,282	LIBOR+200	4/1/2022	None
Colonie Plaza	Fund IV	11,890	23.12%	2,749	LIBOR+225	4/1/2022	None
Dauphin Plaza	Fund IV	10,146	23.12%	2,346	LIBOR+200	4/1/2022	None
JFK Plaza	Fund IV	4,436	23.12%	1,026	LIBOR+200	4/1/2022	None
Shaw's Plaza	Fund IV	7,938	23.12%	1,835	LIBOR+200	4/1/2022	None
Wells Plaza	Fund IV	3,327	23.12%	769	LIBOR+200	4/1/2022	None
Shaw's Plaza (Windham)	Fund IV	5,919	23.12%	1,368	LIBOR+200	12/1/2022	None
Interest rate swaps [1]	Funds II, IV & V	(192,204)	22.12%	(42,513)	LIBOR+212	2.9 YRS
Sub-Total Variable-Rate Debt		561,821		121,604	LIBOR+254
Total Debt - Funds		$969,791		$221,046	4.48%
Total Debt - Core Portfolio and Funds		$1,883,165		$917,872	3.84%
__________

Supplemental Report - June 30, 2018	23

1.
The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	This loan is in default as of June 30, 2018 and is accruing interest for accounting purposes at the default rate of 11%.

3.
This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage. As of June 30, 2018, the interest rate is LIBOR+135 basis points.

4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.

5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.

6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Supplemental Report - June 30, 2018	24

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2018	$2,303	$26,250	$28,553	$1,783	$5,833	$7,616	6.00%	6.00%	n/a
2019	5,194	—	5,194	4,003	—	4,003	n/a	n/a	n/a
2020	5,432	—	5,432	4,188	—	4,188	n/a	n/a	n/a
2021	5,671	—	5,671	4,371	—	4,371	n/a	n/a	n/a
2022	5,890	14,000	19,890	4,537	14,000	18,537	3.35%	n/a	3.35%
Thereafter	23,664	824,970	848,634	20,028	638,083	658,111	3.62%	4.17%	3.33%
Total	$48,154	$865,220	$913,374	$38,910	$657,916	$696,826

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2018	$2,064	$55,927	$57,991	$433	$11,832	$12,265	4.28%	n/a	4.28%
2019	3,836	200,974	204,810	806	44,523	45,329	5.05%	n/a	5.05%
2020	2,572	465,511	468,083	595	110,460	111,055	4.49%	4.75%	4.24%
2021	1,612	176,499	178,111	380	38,017	38,397	4.02%	n/a	4.02%
2022	1,299	43,731	45,030	300	10,111	10,411	4.06%	n/a	4.06%
Thereafter	—	15,766	15,766	—	3,589	3,589	2.57%	2.57%	n/a
Total	$11,383	$958,408	$969,791	$2,514	$218,532	$221,046

__________

1.	Does not include any applicable extension options or subsequent refinancings.

Supplemental Report - June 30, 2018	25

Core Portfolio Retail Properties - Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occu-pancy	Annualized Base Rent (ABR)	ABR PSF
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,730,741	$260.78
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	7,738,046	88.81
Rush and Walton Streets Collection - 5 properties	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501	85.3%	—%	—%	85.3%	85.3%	5,889,877	212.45
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,022,727	43.73
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	66.6%	—%	—%	66.6%	70.8%	858,941	54.81
Halsted and Armitage Collection - 9 properties	Club Monaco	2011/12	100.0%	45,103	—	—	45,103	86.5%	—%	—%	86.5%	91.9%	1,491,213	38.22
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt	2011/14	100.0%	22,125	—	28,836	50,961	100.0%	—%	29.6%	60.2%	60.2%	1,325,558	43.21
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—%	—%	100.0%	100.0%	3,045,107	38.63
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,617,182	38.78
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	74.1%	—%	—%	74.1%	74.1%	306,935	31.61
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	613,085	47.52
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	63.9%	63.9%	63.9%	706,423	29.10
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	97.7%	—%	—%	97.7%	97.7%	6,580,680	38.23
				611,985	—	85,106	697,091	95.7%	—%	53.7%	90.6%	91.1%	38,356,515	60.73
New York Metro
Soho Collection - 4 properties	Paper Source, Kate Spade, 3x1 Jeans	2011/14	100.0%	12,511	—	—	12,511	82.4%	—%	—%	82.4%	82.4%	3,274,141	317.60
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,967,440	437.74
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—%	—%	—%	—%	—%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	964,280	84.96
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Mattress Firm	2005	100.0%	—	—	14,590	14,590	—%	—%	100.0%	100.0%	100.0%	486,335	33.33
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,593,328	96.26
252-256 Greenwich Avenue	Madewell, Jack Wills	2014	100.0%	7,986	—	—	7,986	71.0%	—%	—%	71.0%	100.0%	1,058,059	186.60
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	745,315	366.97

Supplemental Report - June 30, 2018	26

Core Portfolio Retail Properties - Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occu-pancy	Annualized Base Rent (ABR)	ABR PSF
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,288,745	165.40
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,158,573	39.79
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513	65.6%	—%	—%	65.6%	91.1%	1,566,084	317.76
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—%	100.0%	88.9%	94.7%	94.7%	3,151,932	33.29
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	25,927	25,927	—%	—%	69.3%	69.3%	81.0%	1,064,361	59.24
				99,026	86,950	135,940	321,916	88.1%	100.0%	90.3%	92.2%	94.5%	22,685,768	76.43
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,215,834	41.76
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,215,834	41.76
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,280,177	61.94
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.5%	93.5%	1,706,305	31.65
M Street and Wisconsin Corridor - 25 Properties [3]	Lululemon, North Face, Coach	2011/16	25.4%	239,886	—	—	239,886	87.3%	—%	—%	87.3%	92.4%	15,003,355	71.64
				260,555	25,134	32,533	318,222	88.3%	100.0%	88.4%	89.2%	93.1%	17,989,837	63.38
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	261,777	249.31
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,505,294	27.23

Total Street and Urban Retail				972,616	272,746	295,975	1,541,337	92.9%	100.0%	81.0%	91.9%	93.4%	$86,753,248	$61.25

Acadia Share Total Street and Urban Retail				779,510	272,746	282,752	1,335,008	93.9%	100.0%	81.5%	92.5%	93.6%	$73,867,205	$59.82

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	85.7%	91.9%	91.9%	$3,755,082	$28.39
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	82.4%	90.3%	90.3%	1,364,319	14.45
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

Supplemental Report - June 30, 2018	27

Core Portfolio Retail Properties - Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occu-pancy	Annualized Base Rent (ABR)	ABR PSF
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	91.7%	91.7%	93.6%	2,661,476	33.31
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,114	123,378	—%	100.0%	79.6%	92.2%	92.2%	3,032,722	26.66
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	100.0%	100.0%	100.0%	2,108,047	33.31
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	85.5%	93.2%	93.2%	1,215,893	13.34
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	Home Goods, PetSmart, Kmart, DSW	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	84.6%	94.6%	96.0%	6,905,260	23.40
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,153,484	8.42
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	74.0%	84.9%	84.9%	2,528,159	32.87
Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,763,621	16.39

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,886,559	9.51
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	93.7%	98.2%	98.2%	2,055,710	20.59

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	70.4%	85.8%	85.8%	947,890	11.14

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	88.1%	94.3%	94.3%	3,293,087	14.79

Supplemental Report - June 30, 2018	28

Core Portfolio Retail Properties - Detail [1]

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occu-pancy	Annualized Base Rent (ABR)	ABR PSF
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total
Michigan
Bloomfield Town Square	Best Buy, Home Goods, TJ Maxx, Dick's Sporting Goods	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	73.6%	90.9%	94.9%	3,333,158	15.60

Delaware
Town Center and Other	Lowes, Bed Bath & Beyond, Target, Dick's Sporting Goods	2003	65.1%	—	748,210	51,808	800,018	—%	94.1%	91.9%	94.0%	94.0%	12,782,948	17.00
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,045,422	29.84
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	614,847	48.47

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—%	100.0%	100.0%	100.0%	100.0%	1,335,214	7.60
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	963,468	25.59
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—%	100.0%	62.5%	94.5%	94.5%	927,531	16.73

Total Suburban Properties				—	3,289,925	1,143,280	4,433,205	—%	98.7%	84.9%	95.1%	95.4%	$67,119,011	$16.89

Acadia Share Total Suburban Properties				—	2,960,241	1,062,764	4,023,005	—%	99.3%	84.9%	95.5%	95.8%	$59,896,555	$16.64

TOTAL CORE PROPERTIES				972,616	3,562,671	1,439,255	5,974,542	92.9%	98.8%	84.1%	94.3%	94.9%	$153,872,259	$28.53

Acadia Share Total Core Properties				779,510	3,232,987	1,345,516	5,358,013	93.9%	99.4%	84.2%	94.8%	95.3%	$133,763,760	$27.65

__________

1.
The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

3.	Excludes 94,000 of office GLA.

4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Supplemental Report - June 30, 2018	29

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of Stores in Core Portfolio	Combined		Percentage of Total
Tenant		GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.3%	5.8%

H & M	2	81,246	5,309,815	1.5%	4.0%

Royal Ahold [2]	4	207,513	3,730,474	3.9%	2.8%

Walgreens	5	78,254	3,674,591	1.5%	2.7%

Nordstrom, Inc.	2	88,982	3,339,492	1.7%	2.5%

Albertsons Companies [3]	3	171,182	3,303,956	3.2%	2.5%

Bed, Bath, and Beyond [4]	3	122,465	3,068,430	2.3%	2.3%

Ascena Retail Group [5]	5	23,233	2,617,782	0.4%	2.0%

LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%

Lululemon	2	7,533	2,268,281	0.1%	1.7%

Trader Joe's	3	41,432	2,225,739	0.8%	1.7%
TJX Companies [6]	7	208,450	2,095,098	3.9%	1.6%
Home Depot	3	312,718	1,928,791	5.8%	1.4%
Gap [7]	3	39,717	1,857,439	0.7%	1.4%
Bob's Discount Furniture	2	57,969	1,569,888	1.1%	1.2%
Tapestry [8]	2	4,250	1,498,184	0.1%	1.1%
JP Morgan Chase	7	28,715	1,435,144	0.5%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.1%
DSW	2	35,842	1,351,836	0.7%	1.0%
Mattress Firm	8	39,442	1,289,023	0.7%	1.0%
TOTAL	71	2,070,856	$54,323,036	38.6%	40.6%

__________

1.	Does not include tenants that operate at only one Acadia Core location

2.	Stop and Shop (4 locations)

3.	Shaw’s (2 locations), Acme (1 location)

4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)

5.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)

6.	TJ Maxx (4 locations), Marshalls (1 location), HomeGoods (2 locations); Excludes TJ Maxx Clark and Diversey location under development which will increase TJX Companies % of GLA to 4.3%

7.	Old Navy (2 Locations), Banana Republic (1 Location)

8.	Kate Spade (2 locations)

Supplemental Report - June 30, 2018	30

Core Portfolio Lease Expirations (Pro Rata Basis)

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR			GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—%	$—	—%	—	—	—%	$—	—%	2	8,241	0.7%	$16.89	0.4%	2	8,241	0.4%	$16.89	0.1%
2018	1	1,300	0.2%	27.69	0.1%	—	—	—%	—	—%	23	53,156	4.7%	27.68	4.3%	24	54,456	2.9%	27.68	1.1%
2019	10	44,042	6.0%	62.94	4.9%	8	317,347	10.7%	10.60	7.8%	32	92,847	8.2%	24.79	6.7%	50	454,236	10.1%	18.58	6.3%
2020	13	34,291	4.7%	118.35	7.2%	6	393,038	13.3%	12.85	11.7%	38	109,551	9.7%	26.02	8.3%	57	536,880	9.7%	22.28	8.9%
2021	24	96,620	13.2%	52.71	9.1%	13	545,044	18.4%	14.60	18.4%	44	170,230	15.0%	24.09	12.0%	81	811,894	10.8%	21.12	12.8%
2022	11	54,337	7.4%	84.29	8.2%	6	239,129	8.1%	14.27	7.9%	39	130,374	11.5%	33.07	12.6%	56	423,840	15.7%	29.03	9.2%
2023	12	124,190	17.0%	67.66	15.0%	11	414,858	14.0%	17.39	16.6%	33	138,443	12.2%	29.96	12.1%	56	677,491	8.4%	29.17	14.8%
2024	14	83,115	11.4%	75.18	11.1%	8	229,854	7.8%	16.27	8.6%	26	111,257	9.8%	29.26	9.5%	48	424,226	6.9%	31.22	9.9%
2025	12	43,289	5.9%	138.74	10.7%	6	152,198	5.1%	18.33	6.4%	17	45,302	4.0%	31.07	4.1%	35	240,789	9.4%	42.37	7.6%
2026	11	24,927	3.4%	95.99	4.3%	3	72,216	2.4%	13.07	2.2%	17	70,567	6.2%	31.94	6.6%	31	167,710	5.3%	33.33	4.2%
2027	6	17,209	2.4%	80.51	2.5%	2	66,650	2.3%	23.33	3.6%	16	75,786	6.7%	29.51	6.5%	24	159,645	2.6%	32.43	3.9%
Thereafter	17	208,836	28.4%	72.82	26.9%	10	528,176	17.9%	13.84	16.8%	26	126,889	11.3%	45.48	16.9%	53	863,901	17.8%	32.74	21.2%
Total	131	732,156	100.0%	$76.76	100.0%	73	2,958,510	100.0%	$14.64	100.0%	313	1,132,643	100.0%	$30.23	100.0%	517	4,823,309	100.0%	$27.65	100.0%

Anchor GLA Owned by Tenants		—					254,916					—					254,916
Total Vacant		47,354					19,561					212,873					279,788
Total Square Feet		779,510					3,232,987					1,345,516					5,358,013

_________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - June 30, 2018	31

Core Portfolio - New and Renewal Rent Spreads [1]

	Quarter Ended		Quarter Ended		Year to Date
	March 31, 2017		June 30, 2018		June 30, 2018
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New leases
Number of new leases executed	1	1	2	2	3	3
GLA	3,405	3,405	4,800	4,800	8,205	8,205
New base rent	$88.01	$78.56	$58.44	$51.37	$70.71	$62.65
Previous base rent	$41.16	$38.77	$46.52	$49.72	$44.30	$45.18
Average cost per square foot	$48.31	$48.31	$77.05	$77.05	$65.12	$65.12
Weighted Average Lease Term (years)	10.0	10.0	10.0	10.0	10.0	10.0
Percentage growth in base rent	113.8%	102.6%	25.6%	3.3%	59.6%	38.7%

Renewal leases
Number of renewal leases executed	8	8	23	23	31	31
GLA	62,135	62,135	274,392	274,392	336,527	336,527
New base rent	$17.48	$17.09	$19.43	$19.33	$19.07	$18.92
Expiring base rent	$15.83	$16.43	$16.77	$17.74	$16.60	$17.50
Average cost per square foot	$0.51	$0.51	$0.00	$0.00	$0.09	$0.09
Weighted Average Lease Term (years)	4.9	4.9	4.7	4.7	4.7	4.7
Percentage growth in base rent	10.4%	4.0%	15.9%	9.0%	14.9%	8.1%

Total new and renewal leases
Number of new and renewal leases executed	9	9	25	25	34	34
GLA commencing	65,540	65,540	279,192	279,192	344,732	344,732
New base rent	$21.14	$20.28	$20.10	$19.88	$20.30	$19.96
Expiring base rent	$17.15	$17.59	$17.28	$18.29	$17.26	$18.16
Average cost per square foot	$2.99	$2.99	$1.32	$1.32	$1.64	$1.64
Weighted average lease term (years)	5.2	5.2	4.8	4.8	4.9	4.9
Percentage growth in base rent	23.3%	15.3%	16.3%	8.7%	17.6%	9.9%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.

3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Supplemental Report - June 30, 2018	32

Core Portfolio Capital Expenditures

	Quarter Ended	Quarter Ended	Year to Date	Prior Year Ended
	March 31, 2018	June 30, 2018	June 30, 2018	December 31, 2017

Leasing Commissions	$212	$632	$844	$1,414
Tenant Improvements	1,224	2,211	3,435	6,241
Maintenance capital expenditures	957	152	1,109	2,642
Total Capital Expenditures	$2,393	$2,995	$5,388	$10,297

Supplemental Report - June 30, 2018	33

Fund Overview

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.6%		39.6%		38.5%		36.1%		38.7%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$420.2	Million	$412.7	Million	$45.8	Million	$1,312.4	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$551.9	Million	$136.7	Million	$0.0	Million	$1,030.6	Million
Net Distributions/Contributions	225.6%		42.2%		131.3%		33.1%		N/A		78.5%
Unfunded Commitment [4]	$0.0 Million		$15.0	Million	$29.8	Million	$117.3	Million	$474.2	Million	$636.3	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$392.0	Million	$392.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:	Applicable to		Description
Asset Management [7]	Fund I, II & III		1.5% of Implied Capital
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.
With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.

4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.

6.	With regard to Fund V’s investment period, Acadia has two one-year extension options, at its discretion, through August 2021.

7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Supplemental Report - June 30, 2018	34

Fund Retail Properties - Detail [1]
			Fund Owner-ship %									Leased Occu-pancy	Annualized Base Rent (ABR)	ABR PSF
		Year		Gross Leasable Area				In Place Occupancy
	Anchors	Acquired		Street	Anchors	Shops	Total	Street	Anchors	Shops	Total
Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	—	2007	94.2%	—	307,049	167,951	475,000	—%	100.0%	23.0%	72.8%	80.1%	$9,519,586	$27.53

Total - Fund II				—	307,049	167,951	475,000	—%	100.0%	23.0%	72.8%	80.1%	$9,519,586	$27.53

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	—	2011	100.0%	2,896	—	—	2,896	—%	—%	—%	—%	100.0%	$—	$—
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	70.6%	—%	—%	70.6%	70.6%	975,313	325.28
3104 M Street	—	2012	80.0%	—	—	5,982	5,982	—%	—%	—%	—%	100.0%	—	—
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—%	—%	92.0%	92.0%	92.0%	1,819,422	46.39

Total - Fund III				7,143	—	48,610	55,753	42.0%	—%	80.7%	75.7%	91.6%	$2,794,735	$66.22

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	—	2015	100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	$—	$—
210 Bowery	—	2012	100.0%	2,300	—	—	2,300	—%	—%	—%	—%	—%	—	—
27 East 61st Street	—	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	1,988,159	235.79
1035 Third Avenue [2]	—	2015	100.0%	7,617	—	—	7,617	59.2%	—%	—%	59.2%	59.2%	885,167	196.30
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	94.9%	1,631,058	11.20

New Jersey
Paramus Plaza	Ashley Furniture	2013	50.0%	—	64,105	86,555	150,660	—%	39.0%	81.4%	63.4%	63.4%	1,619,790	16.96

BOSTON
Massachusetts
Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	329,155	20.95

Supplemental Report - June 30, 2018	35

Fund Retail Properties - Detail [1]
			Fund Owner-ship %									Leased Occu-pancy	Annualized Base Rent (ABR)	ABR PSF
		Year		Gross Leasable Area				In Place Occupancy
	Anchors	Acquired		Street	Anchors	Shops	Total	Street	Anchors	Shops	Total
NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	80.0%	91.8%	91.8%	1,282,585	6.30
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	82.0%	94.4%	98.3%	705,746	8.27
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,407,316	11.82
Shaw's Plaza (Windham)	Shaw's	2017	100.0%		66,698	57,632	124,330	—%	100.0%	70.8%	86.5%	88.4%	1,008,393	9.38
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	786,801	6.68

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	123,409	83,106	206,515	—%	81.4%	62.9%	74.0%	85.7%	1,630,783	10.67
Mayfair Shopping Center	—	2016	100.0%	—	25,673	89,738	115,411	—%	—%	80.3%	62.4%	67.3%	1,234,558	17.14

Rhode Island
650 Bald Hill Road	Burlington Coat Factory		90.0%	—	55,000	113,764	168,764	—%	100.0%	—%	32.6%	81.1%	687,500	12.50

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	86.8%	85.9%	85.9%	2,943,722	12.91
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—%	100.0%	97.8%	98.5%	98.5%	2,029,175	19.47

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,071	231,044	—%	100.0%	47.5%	73.9%	88.6%	2,440,980	14.30

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—%	—%	16.1%	16.1%	326,350	61.00
Lincoln Place	Kohl's, Marshall's	2017	100.0%	—	—	271,866	271,866	—%	—%	91.2%	91.2%	99.6%	2,918,976	11.77

SOUTHEAST
Georgia
Broughton Street Portfolio - 14 properties	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	103,860	—	—	103,860	76.8%	—%	—%	76.8%	76.8%	2,957,846	37.08

North Carolina
Wake Forest Crossing	—	2016	100.0%	—	113,353	89,652	203,005	—%	100.0%	96.9%	98.6%	98.6%	2,964,758	14.81

Supplemental Report - June 30, 2018	36

Fund Retail Properties - Detail [1]
			Fund Owner-ship %									Leased Occu-pancy	Annualized Base Rent (ABR)	ABR PSF
		Year		Gross Leasable Area				In Place Occupancy
	Anchors	Acquired		Street	Anchors	Shops	Total	Street	Anchors	Shops	Total

WEST
California
146 Geary Street	—	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection - 4 properties	—	2015	90.0%	10,048	—	—	10,048	71.1%	—%	—%	71.1%	71.1%	695,630	97.37

Total - Fund IV				199,434	1,272,680	1,306,058	2,778,172	60.6%	86.6%	72.6%	78.2%	81.5%	$32,474,448	$14.95

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	93,578	130,645	224,223	—%	100.0%	95.4%	97.3%	97.3%	3,776,041	17.31

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	91,122	99,408	190,530	—%	100.0%	91.0%	95.3%	95.3%	2,126,458	11.71
Fairlane Green	TJ Maxx, Bed Bath & Beyond, Michaels	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	100.0%	100.0%	100.0%	5,241,779	20.73

SOUTHEAST
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	176,584	203,981	380,565	—%	100.0%	85.2%	92.1%	92.1%	3,999,701	11.41
Alabama
Trussville	Wal-Mart, Regal Cinemas	2018	100.0%	—	267,002	196,723	463,725	—%	100.0%	87.9%	94.9%	94.9%	4,372,000	9.93

Total - Fund V				—	738,202	773,745	1,511,947	—%	100.0%	91.1%	95.5%	95.5%	$19,515,979	$13.52

TOTAL FUND PROPERTIES				206,577	2,317,931	2,296,364	4,820,872	60.0%	92.6%	75.4%	83.1%	85.9%	$64,304,748	$16.05
Acadia Share of Total Fund Properties				35,262	514,783	500,552	1,050,596	60.0%	95.7%	74.4%	84.3%	88.9%	$13,988,576	$15.79
__________

1.
Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Supplemental Report - June 30, 2018	37

Funds Lease Expirations - Pro Rata Basis

	FUND II						FUND III
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2018	—	—	—	—	—	—%	1	278	2.8%	15,759	56.69	2.6%
2019	—	—	—	—	—	—%	—	—	—%	—	—	—%
2020	—	—	—	—	—	—%	2	729	7.2%	32,705	44.86	5.5%
2021	—	—	—	—	—	—%	2	1,038	10.3%	42,804	41.24	7.2%
2022	—	—	—	—	—	—%	3	1,330	13.2%	105,024	78.97	17.6%
2023	—	—	—	—	—	—%	4	1,109	11.0%	88,457	79.76	14.8%
2024	—	—	—	—	—	—%	1	755	7.5%	44,259	58.62	7.4%
2025	—	—	—	—	—	—%	2	624	6.2%	53,674	86.02	9.0%
2026	—	—	—	—	—	—%	2	252	2.5%	77,285	306.69	12.9%
2027	2	5,854	6.3%	385,192	65.80	15.2%	2	368	3.7%	17,627	47.90	3.0%
Thereafter	6	86,475	93.7%	2,156,538	24.94	84.8%	4	3,590	35.6%	119,338	33.24	20.0%
Total	8	92,329	100.0%	$2,541,730	$27.53	100.0%	23	10,073	100.0%	$596,932	$59.25	100.0%

		34,496	Total Vacant					2,911	Total Vacant
		126,825	Total Square Feet					12,984	Total Square Feet

	FUND IV						FUND V
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	5	3,468	0.7%	$22,455	$6.47	0.3%	—	—	—%	$—	$—	—%
2018	22	16,638	3.4%	211,448	12.71	3.1%	2	1,246	0.4%	29,720	23.85	0.8%
2019	27	35,868	7.3%	401,970	11.21	5.8%	15	17,940	6.2%	251,120	14.00	6.4%
2020	29	51,268	10.4%	527,932	10.30	7.6%	23	103,539	35.7%	953,109	9.21	24.3%
2021	39	74,841	15.2%	1,026,007	13.71	14.8%	33	58,988	20.3%	1,043,731	17.69	26.6%
2022	25	57,328	11.7%	736,805	12.85	10.6%	14	18,599	6.4%	401,283	21.58	10.2%
2023	23	54,681	11.1%	594,275	10.87	8.6%	12	16,329	5.6%	306,491	18.77	7.8%
2024	13	33,008	6.7%	701,368	21.25	10.1%	5	17,432	6.0%	210,483	12.07	5.4%
2025	16	21,463	4.4%	684,204	31.88	9.9%	3	13,256	4.6%	219,802	16.58	5.6%
2026	20	28,935	5.9%	526,953	18.21	7.6%	4	11,219	3.9%	172,156	15.35	4.4%
2027	16	24,003	4.9%	327,484	13.64	4.7%	2	4,774	1.6%	88,063	18.45	2.2%
Thereafter	22	90,032	18.3%	1,166,302	12.95	16.9%	4	26,766	9.3%	246,754	9.22	6.3%
Total	257	491,533	100.0%	$6,927,203	$14.09	100.0%	117	290,088	100.0%	$3,922,712	$13.52	100.0%

		115,353	Total Vacant					13,813	Total Vacant
		606,886	Total Square Feet					303,901	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - June 30, 2018	38

Development and Redevelopment Activity
($ in millions)

							Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Est. SQFT Upon Completion	Leased Rate [1]	Key Tenants	Incurred [2]	Estimated Future Range			Estimated Total Range			Outstanding Debt
Development:

FUND III

Cortlandt Crossing [1]	100.0%	Mohegan Lake, NY	2019	130,000	50%	ShopRite, TJ Maxx, HomeSense	$50.6	$14.4	to	$19.4	$65.0	to	$70.0	$8.7
Broad Hollow Commons	100.0%	Farmingdale, NY	2020	180,000 - 200,000	—	TBD	16.9	33.1	to	43.1	50.0	to	60.0	—
							$67.5	$47.5		$62.5	$115.0		$130.0	$8.7

FUND IV

717 N. Michigan Avenue	100.0%	Chicago, IL	2018	62,000	25%	Disney Store	$108.1	$11.9	to	$19.4	$120.0	to	$127.5	$66.6
							$108.1	$11.9		$19.4	$120.0		$127.5	$66.6

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018	30,000	75%	TJ Maxx	$20.2	$2.8	to	$4.3	$23.0	to	$24.5	$—
56 E Walton Street	100.0%	Chicago, IL	2018	TBD	—	TBD	10.0	0.5	to	1.5	10.5	to	11.5	—
							$30.2	$3.3		$5.8	$33.5		$36.0	$—
Redevelopment:

CORE

City Center	100.0%	San Francisco, CA	2019	241,000	60%	Target, Best Buy	$161.9	$28.1	to	$38.1	$190.0	to	$200.0	$—
Mad River	100.0%	Dayton, OH	TBD	TBD	50%	TBD	TBD	TBD	to	TBD	TBD	to	TBD	TBD
							$161.9	$28.1		$38.1	$190.0		$200.0	$—

_________

1.	Projected development cost is shown net of reimbursement for public improvements.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$205.8

Development costs of unconsolidated properties	—
Deferred costs and other amounts	(13.6)

Total per consolidated balance sheet	$192.2

2.	Refer to “Net Asset Valuation Information” for pro-rata costs incurred.

Supplemental Report - June 30, 2018	39

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report - June 30, 2018	40